UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	March 6, 2009
LITTLEFIELD CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2501 North Lamar Blvd., Austin, Texas		78705
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(512) 476-5141
NA
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 6, 2009, Littlefield Corporation issued a news release titled "Littlefield Corporation Announces Impairment Charges." A copy of that press release is attached as exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release dated March 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Littlefield Corporation

Date: March 10, 2009

/s/Richard S. Chilinski

Richard S. Chilinski, Chief Financial Officer